[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.7

Execution Version

FIRST LICENSE AGREEMENT

BETWEEN

LEXEO THERAPEUTICS, LLC

AND

CORNELL UNIVERSITY

FOR

DOCKET NO. D-6083

DOCKET NO. D-9134

DOCKET NO. D-9179

DOCKET NO. D-9187

DOCKET NO. D-9232

DOCKET NO. D-9325

DOCKET NO. D-9471

DOCKET NO. D-9472

CTL CONTRACT NO. [***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

LIST OF APPENDIXES:

Appendix A: Inventions

Appendix B: Patent Rights

Appendix C: Technology

Appendix D: Convertible Note

Appendix E: Baseball Arbitration

Appendix F: Business Plan

Appendix G: Form of Research Collaboration Agreement

Appendix H: Development Report

Appendix I: Commercialization Report

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

FIRST LICENSE AGREEMENT

This First License Agreement (this “Agreement”) is made by and between LEXEO Therapeutics, LLC, a Delaware limited liability company, having an office at 430 East 29th Street, 14th Floor, New York, NY 10016 (“LICENSEE”), and Cornell University, a New York education corporation (“Cornell”), as represented by its Cornell Center for Technology Licensing (“CTL”) at 395 Pine Tree Road, Suite 310, Ithaca, NY 14850. Cornell and LICENSEE each may be referred to herein as a “Party” and together as the “Parties.”

This Agreement is effective on the date of the last signature hereto (the “Effective Date”).

RECITALS

WHEREAS, certain inventions were made in the course of research at Cornell by Dr. Ronald G. Crystal (“Dr. Crystal”) and certain of his colleagues at Cornell (collectively with Dr. Crystal, the “Cornell Inventors”) and are listed in Appendix A (the “Inventions”);

WHEREAS, the research leading to one of the Inventions (Cornell Docket D-6083) was carried out in part at Albert Einstein College of Medicine (“Einstein”) by [***] (the “Einstein Inventor” and together with the Cornell Inventors, the “Inventors”), and Cornell and Einstein are in discussions about filing a divisional application that would be jointly owned by Einstein and Cornell, which would become the Nonexclusive Patent Rights (as hereinafter defined);

WHEREAS, the Cornell Inventors are employees of Cornell, and they are obligated to assign all of their right, title and interest in the Inventions to Cornell and have done so;

WHEREAS, LICENSEE entered into an Option Agreement (Cornell Contract No. [***]) with Cornell, effective [***] (the “Option”), with respect to additional inventions by the Cornell Inventors;

WHEREAS, Cornell desires that the Inventions, the Patent Rights, the Nonexclusive Patent Rights, and the Technology (each, as hereinafter defined) be developed and utilized to the fullest possible extent so that their benefits can be enjoyed by the general public;

WHEREAS, LICENSEE has provided a brief business plan to Cornell, a copy of which is attached herein as Appendix F, describing its plans to commercialize the Inventions, the Patent Rights, the Nonexclusive Patent Rights, and the Technology under this Agreement;

WHEREAS, LICENSEE intends to form the Special Purpose Entity (as hereinafter defined) to develop the Inventions and other inventions made by the Cornell Inventors under the Option, and intends to provide central services thereto; and

WHEREAS, LICENSEE understands that Cornell may publish or otherwise disseminate information concerning the Inventions and the Technology at any time and that LICENSEE is paying consideration hereunder for its early access to the Inventions and the Technology, and the associated intellectual property rights, not continued secrecy therein.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

NOW, THEREFORE, the Parties agree:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms.

1.1

“Affiliate” means, with respect to LICENSEE or the Special Purpose Entity, any corporation or other person or business in which LICENSEE or the Special Purpose Entity owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock, units of membership, or other voting rights entitled to elect directors or officers, or in which LICENSEE or the Special Purpose Entity is owned or controlled directly or indirectly by any corporation or other person or business or group of persons which owns at least fifty percent (50%) of the outstanding stock, units of membership, or other voting rights entitled to elect directors or officers; but in any country where the local law does not permit foreign equity participation of at least fifty percent (50%), then an “Affiliate” includes any company in which LICENSEE or the Special Purpose Entity owns or controls or is owned or controlled by, directly or indirectly, the maximum percentage of outstanding stock, units of membership, or voting rights permitted by local law. Notwithstanding the foregoing, Dr. Crystal shall not be considered an Affiliate of LICENSEE or the Special Purpose Entity for purposes of this Agreement.

1.2

“BLA” means (a) in the United States, a Biologics License Application, as defined in the United States Public Health Service Act (42 U.S.C. §262), and applicable regulations promulgated thereunder by the FDA, or any equivalent application that replaces such application, (b) in the European Union, a marketing authorization, as defined in applicable regulations of the European Medicines Agency, and (c) in any other country, the relevant equivalent to the foregoing.

1.3

“Commercially Reasonable Efforts” means, with respect to any person, such efforts that are consistent with the efforts and resources used by a biopharmaceutical company of similar size and market capitalization as such person in the exercise of its commercially reasonable business practices relating to an exercise of a right or performance of an obligation under this Agreement, including the research, development, manufacture and commercialization of a pharmaceutical or biologic compound or product, as applicable, at a similar stage in its research, development or commercial life as the relevant Licensed Product, and that has commercial and market potential similar to the relevant Licensed Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved), amounts payable to licensors of patent or other intellectual property rights, alternative products and legal issues.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.4

“Completion” means, with respect to a Phase II Clinical Trial or Phase III Clinical Trial, the earlier of (a) [***] following the database lock for such clinical trial and (b) the completion of a final study report by LICENSEE for such clinical trial.

1.5

“Confidential Information” means: (a) information, including Technology, relating to the Inventions and disclosed by the lead Cornell Inventor under Paragraph 2.4(b) or by CTL to LICENSEE during the Term, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise by CTL, shall within [***] of such disclosure be reduced to writing by CTL and sent to LICENSEE; and (b) reports provided by LICENSEE to CTL hereunder.

1.6

“Cover”, “Covering” or “Covered” means, with respect to a Valid Claim and a Licensed Product or Licensed Method, that the manufacture, use, offer for sale, sale or importation of the Licensed Product or the use of the Licensed Method, as applicable, would infringe, induce infringement of, or contribute to infringement of, a Valid Claim in the country in which such activity occurred, if not for the License granted hereunder. For the purposes of this definition, a Valid Claim in a pending application shall be treated as though it had issued for the period of time described in clause (b) of the definition of “Valid Claim” below.

1.7

“Data” means the data that: (a) is listed under technical information on Appendix C; or (b) is otherwise generated by Dr. Crystal’s laboratory located at Cornell to the extent it: (i) exists as of the Effective Date; and (ii) supports or otherwise directly relates to the Licensed Product Activity; provided that, in each case, any Data related to any patients shall be de-identified.

1.8

“Excluded Entity” means, as of the grant of any Sublicense or assignment permitted under this Agreement, any corporation or other business entity, government or governmental entity, or individual that: (a) is in active litigation, arbitration proceedings or other contractual dispute with Cornell; (b) is engaged in “patent troll” or other similar activities; or (c) is on any list of prohibited governments, individuals or entities enacted under United States economic sanctions or anti-boycott laws.

1.9	“Field” means all human and non-human prophylactic and therapeutic uses of Licensed Products.

1.10

“First Commercial Sale” means the first commercial sale of a Licensed Product by LICENSEE or any Affiliate or Sublicensee in a country in an arms’-length transaction to a third-party following receipt of applicable Regulatory Approval of such Licensed Product in such country.

1.11	“FDA” means the United Stated Food and Drug Administration.

1.12

“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as set forth at 21 U.S.C. ch. 9 §301 et seq., as may be amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.13

“Generic Equivalent” means: (a) for any small molecule, any product with the same active ingredient and route of administration as a Licensed Product (including pursuant to Section 505(b)(2) of the FFDCA or any foreign equivalent with respect to such Licensed Product) that is legally marketed for the same Indication as said Licensed Product by a third-party who is not an Affiliate, Sublicensee or Distributor of LICENSEE or the Special Purpose Entity; and (b) for any biologic, any product with a “highly similar” active ingredient(s) as such Licensed Product, as the phrase “highly similar” is used in 42 U.S.C. § 262(i)(2), and subject to the factors set forth in FDA’s Guidance for Industry, “Quality Considerations in Demonstrating Biosimilarity to a Reference Protein Product,” (February 2012), at Section VI, and any successor FDA guidance thereto, or any foreign equivalent, that is legally marketed for the same Indication as said Licensed Product by a third-party who is not an Affiliate, Sublicensee or Distributor of LICENSEE or the Special Purpose Entity.

1.14	“Helper Plasmid” means the helper plasmid specified in Appendix C (i.e., [***]), and Progeny, Unmodified Derivatives, and Modifications thereof.

1.15

“IND” means any Investigational New Drug application, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any supplements or amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the United States (such as a Clinical Trial Application in the countries that are officially recognized as member states of the European Union). “IND 018406” means IND 018406 originally sponsored by Cornell for use of the AAVrh10.hAPOE vector to treat APOE4 homozygotes who are at risk or have Alzheimer’s disease.

1.16

“Indication” means any human disease, condition or syndrome, or sign or symptom of, or associated with, a human disease, condition or syndrome in a particular target patient population; it being understood that: (a) different line therapies for the same disease or condition, such as (for example) first-line treatment for a disease or condition as compared to second-line treatment for such same disease or condition, shall not be deemed to be a different Indication; and (b) all variants of a single disease or condition (e.g., variants of colon cancer or variants of prostate cancer), whether classified by severity or otherwise, shall be treated as the same Indication.

1.17

“Know-How” means the know-how that is: (a) listed under technical information on Appendix C; or (b) is otherwise generated by Dr. Crystal’s laboratory located at Cornell to the extent it: (i) exists as of the Effective Date; and (ii) supports, is necessary or useful for, or otherwise directly relates to the Licensed Product Activity.

1.18	“License” means the license granted by Cornell to LICENSEE pursuant to Paragraph 2.1.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.19

“Licensed Method” means any method that uses any Materials, or any IND included in any Portfolio, or the use, practice and performance of which is Covered by a Valid Claim. For the purpose of this Agreement, LICENSEE agrees that the above definition shall be interpreted as [***].

1.20

“Licensed Product” means any service, composition or product that: (a) is Covered by a Valid Claim; (b) is based on any IND included in any Portfolio; (c) uses any Materials; or (d) is produced by or enabled by a Licensed Method. For the purpose of this Agreement, LICENSEE agrees that the above definition shall be interpreted as [***]. Notwithstanding anything to the contrary, the Parties acknowledge that to the extent any service, composition or product (x) uses, incorporates or is based on only the Know-How and/or Data licensed hereunder, (y) does not use any Materials or IND included in any Portfolio, and (z) does not infringe, on a country-by-country basis, the Valid Claim of any Patent Rights or Nonexclusive Patent Rights, then such service, composition or product shall not constitute a “Licensed Product” for purposes of this Agreement.

1.21	“Licensed Product Activity” means the research, commercialization, development or manufacturing of any Licensed Product in the Field.

1.22

“LICENSEE Research Expenditure” means all expenditures incurred by or on behalf of LICENSEE or any Affiliate or Sublicensee in connection with preclinical and/or clinical drug development activities with respect to Licensed Products, including: test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing, quality assurance/quality control, clinical trials, statistical analysis and report writing, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval.

1.23	“Major Market” means any of the following countries or jurisdictions: [***].

1.24

“Major Biopharmaceutical Company” means: (a) a publicly traded pharmaceutical company whose market capitalization exceeds [***] at the end of the company’s most recent fiscal year preceding the effective date of the proposed Sublicense to such company by LICENSEE or by the Special Purpose Entity; or (b) a company whose products or services primarily use biotechnology methods for their production, design or delivery and whose annual sales exceed [***] for the company’s most recent fiscal year preceding the effective date of the proposed Sublicense to such company by LICENSEE or by the Special Purpose Entity as shown on the company’s financial statements that are audited by a nationally recognized accounting firm.

1.25

“Materials” means Original Material, Progeny, Unmodified Derivatives, and Modifications. Materials shall not include other substances created or synthesized by the LICENSEE or any Affiliate, Contractor, or Sublicensee if such other substances are independent of any Original Materials, Modifications, Progeny, or Unmodified Derivatives.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.26

“Modifications” shall mean substances generated by LICENSEE, Affiliates, Contractors, or Sublicensees, that contain or incorporate, in whole or in part, the Original Material, Progeny, and/or Unmodified Derivatives.

1.27

“Net Sales” means, with respect to a Licensed Product for any period, the total amount billed or invoiced on sales of such Licensed Product during such period by LICENSEE or any Affiliate or Sublicensee to third-parties (including wholesalers or Distributors), in bona fide arm’s-length transactions, less the following deductions, in each case related specifically to such Licensed Product and actually allowed and taken by such third-parties and not otherwise recovered by or reimbursed to LICENSEE or any Affiliate or Sublicensee:

(a) trade, cash and quantity discounts;

(b) price reductions or rebates, retroactive or otherwise, imposed by, negotiated with or otherwise paid to governmental authorities or other payees;

(c) taxes on sales (such as sales, value added, or use taxes) to the extent added to the sale price and set forth separately as such in the total amount invoiced; provided, however, with respect to value-added taxes (“VAT”), only the first VAT LICENSEE or any Affiliate or Sublicensee withholds and pays to the government on behalf of a foreign customer for the sale of the Licensed Product may be deducted, provided that any VAT refund received by LICENSEE or any Affiliate or Sublicensee for which a deduction was previously made during the Term shall be added to the Net Sales of the period during which such VAT refund is received;

(d) amounts repaid or credited by reason of rejections, defects, return goods allowance, recalls or returns, or because of retroactive price reductions, including rebates or wholesaler charge backs;

(e) the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers or Medicare Prescription Drug Plans relating to such Licensed Product;

(f) any invoiced amounts that are not collected and are written off by LICENSEE or any Affiliate or Sublicensee, including bad debts, provided that (i) such amount shall not exceed, for a given reporting period under Paragraph 4.1, [***], and (ii) if the debt is thereafter paid, the corresponding credit amount shall be added to the Net Sales of the period during which it is paid;

(g) that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and reasonably allocable to sales of such Licensed Product; and

(h) freight, insurance, import/export, and other transportation charges to the extent added to the sale price and set forth separately as such in the total amount invoiced, as well as any fees for services provided by wholesalers and warehousing chains related to the distribution of such Licensed Product.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Net Sales shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes for which, in each case, no consideration is received. Net Sales shall include the amount of fair-market value of all other consideration received by LICENSEE or any Affiliate or Sublicensee in respect of such Licensed Product, whether such consideration is in cash, payment in kind, exchange or other form. Net Sales shall not include sales between or among LICENSEE or any Affiliate or Sublicensee after which the purchaser resells the Licensed Product, which resale shall be included in Net Sales; sales between or among LICENSEE or any Affiliate or Sublicensee for end-use by the purchaser shall be included in Net Sales.

Net Sales shall be calculated in accordance with the standard internal policies and procedures of LICENSEE or any Affiliate or Sublicensee which must be in accordance with the consolidated financial statements of LICENSEE prepared in accordance with US GAAP or IFRS, as applicable. There shall be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate “Net Sales” hereunder.

If any Licensed Product contains two (2) or more active pharmaceutical ingredients and is sold either as a fixed dose/unit or as separate doses/units in a single package (a “Combination Product”), then the Net Sales for such Combination Product in each country or jurisdiction shall be calculated as follows:

(w) If LICENSEE or any Affiliate or Sublicensee separately sells in such country or other jurisdiction, (i) a product containing, as its sole active ingredient, the sole active ingredient in the Licensed Product (the “Licensed Compound”) that is contained in such Combination Product (the “Mono Product”) and (ii) products containing, as their sole active ingredients, the other active ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: “A” is LICENSEE’s (or any Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction; and “B” is LICENSEE’s (or any Affiliate’s or Sublicensee’s, as applicable) average net sales price (determined in the same manner as “Net Sales”), during the period to which the Net Sales calculation applies in such country or other jurisdiction, for products that contain as their sole active ingredients the other active ingredients in such Combination Product.

(x) If LICENSEE or any Affiliate or Sublicensee separately sells in such country or other jurisdiction the Mono Product but does not separately sell in such country or other jurisdiction products containing, as their sole active ingredients, the other active ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction A/C where: “A” is LICENSEE’s (or any Affiliate’s or Sublicensee’s, as applicable) average Net Sales price, during the period to which the Net Sales calculation applies, for the Mono Product in such country or other jurisdiction; and “C” is LICENSEE’s (or any Affiliate’s or Sublicensee’s, as applicable) average Net Sales price in such country or other jurisdiction, during the period to which the Net Sales calculation applies, for such Combination Product.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(y) If no LICENSEE, Affiliate or Sublicensee separately sells in such country or other jurisdiction the Mono Product but does separately sell products containing as their sole active ingredients the other active ingredients contained in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction (D-E)/D where: “D” is the average Net Sales price, during the period to which the Net Sales calculation applies, for such Combination Product in such country or other jurisdiction; and “E” is the average net sales price (determined in the same manner as “Net Sales”), during the period to which the Net Sales calculation applies, for products that contain as their sole active ingredients the other active ingredients in such Combination Product.

(z) If no LICENSEE, Affiliate or Sublicensee separately sells in such country or other jurisdiction both the Mono Product and the other active ingredient or ingredients in such Combination Product, the Net Sales attributable to such Combination Product shall be determined by the Parties in good faith based on the relative fair-market value of such Mono Product and such other active ingredient or ingredients.

1.28

“Nonexclusive Patent Rights” means rights that Cornell owns or controls in the patent application listed in Appendix B2, and applications which claim priority thereto, and continuing applications thereof including divisions, and substitutions but in each case only to extent the claims thereof are limited to [***]; and any patents issuing on said applications including reissues, reexaminations and extensions.

1.29	“Original Material” means the material described in Appendix C, as provided to LICENSEE by the Inventors under this Agreement.

1.30

“Orphan Drug Product” means a Licensed Product for a specific Indication for which the FDA has granted “Orphan-drug exclusive approval” as defined in 21 CFR Part 316 or which has been granted orphan drug exclusivity under similar regulations in any Major Market or other foreign jurisdiction.

1.31

“Patent Costs” means all of Cornell’s unreimbursed out-of-pocket expenses for the preparation, filing, prosecution, maintenance and defending of all patent applications and patents within the Patent Rights and the Nonexclusive Patent Rights. Patent Costs also include reasonable out-of-pocket expenses for patentability opinions, inventorship review and determination, preparation and prosecution of patent application, re-examination, re-issue, interference, opposition activities, any declaratory judgment actions and inter partes and post-grant reviews related to patents or applications in the Patent Rights and within the Nonexclusive Patent Rights, [***]. Notwithstanding the foregoing, in the event that [***].

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.32

“Patent Rights” means rights that Cornell owns or controls in: (a) the patent applications and patents filed by Inventors and assigned to Cornell listed in Appendix B1, and applications which claim priority thereto, and continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to extent the claims thereof are enabled by disclosure of the parent application); (b) any patents issuing on said applications including reissues, reexaminations and extensions; and (c) any corresponding foreign applications or patents. Notwithstanding the foregoing, the Nonexclusive Patent Rights are not included in the Patent Rights.

1.33

“Phase II Clinical Trial” means a human clinical trial intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by any applicable regulatory authority, from time to time, pursuant to applicable law or otherwise, including for example the trials referred to in 21 C.F.R. §312.21(b), as amended (or the non-United States equivalent thereof).

1.34

“Phase III Clinical Trial” means a human clinical trial of a product in any country that would satisfy the requirements of 21 C.F.R. §312.21(c), as amended (or the non-United States equivalent thereof) and is intended to (a) establish that the product is safe and efficacious for its intended use, (b) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (c) support Regulatory Approval for such product.

1.35

“Portfolio” means each of the groupings of Inventions, Patent Rights, Nonexclusive Patent Rights, Technology and Licensed Methods identified in the Cornell docket or dockets defined in Paragraphs 3.3(a)(iii)-(v) as Portfolio APOE, Portfolio 2nd Alzheimer’s or Portfolio Anti-Tau (each as defined below).

1.36	“Progeny” shall mean an unmodified descendant from the Original Material, such as virus from virus, cell from cell, or organism from organism.

1.37	“Regulatory Approval” means all approvals of each applicable regulatory authority necessary for the commercial marketing and sale of a product for a particular Indication in a country.

1.38

“Royalty Term” means, on a country-by-country basis, the period of time beginning on the First Commercial Sale of a Licensed Product in a given country and expiring on a country-by-country basis, with respect to each Licensed Product, upon the later of:

(a) the expiration or invalidation of the last to expire or be invalidated of the Valid Claims;

(b) the expiration of any granted statutory period of marketing and/or data exclusivity for the Licensed Product that confers an exclusive commercialization period during which LICENSEE or any Affiliate or Sublicensee has the exclusive right to market and sell a Licensed Product in such country through such a regulatory exclusivity right; or

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) the month of the First Commercial Sale of a Generic Equivalent of the Licensed Product in such country.

1.39

“Special Purpose Entity” means an entity that receives a Sublicense from LICENSEE as an Affiliate of LICENSEE. Cornell acknowledges that, in accordance with Paragraph 2.2(e), said entity is not required to remain an Affiliate after the granting of the said Sublicense. [***] Special Purpose Entity (together with any successors or assigns by merger, consolidation or otherwise) is allowed under this Agreement at any time.

1.40

“Sublicense” means an agreement into which LICENSEE, the Special Purpose Entity or other permitted Sublicensee enters with a third-party (other than a Contractor or a Distributor) for the purpose of: (a) granting certain rights; (b) granting an option to certain rights; or (c) forbearing the exercise of any rights, granted to LICENSEE under this Agreement after Effective Date. “Sublicensee” means a third-party with whom LICENSEE, the Special Purpose Entity or other permitted Sublicensee enters into a Sublicense. For purposes of clarity, the Special Purpose Entity is also a Sublicensee under this Agreement. “Contractor” means a third-party contract research organization that is performing research on behalf of and for the sole benefit of LICENSEE or any Affiliate or Sublicensee under a contract. “Distributor” means any third-party appointed by LICENSEE or any Affiliate or Sublicensee to distribute, market and sell Licensed Product with or without packaging rights, in one (1) or more countries in the Territory, in circumstances where such person purchases its requirements of Licensed Product from LICENSEE or any Affiliate or Sublicensee but does not otherwise make any royalty or other comparable payment to LICENSEE or any Affiliate or Sublicensee with respect to intellectual property rights with respect to such Licensed Product.

1.41

“Sublicense Fees” means income received by LICENSEE or the Special Purpose Entity from any Sublicensee (other than the Special Purpose Entity). The following types of income received from a Sublicensee (other than the Special Purpose Entity) shall be excluded from Sublicense Fees: (a) royalties on sales of Licensed Products; (b) net proceeds [***] to LICENSEE or the Special Purpose Entity, but only to the extent said [***] is at [***]; (c) [***] reimbursement for (i) any [***] by or on behalf of LICENSEE, the Special Purpose Entity or any Affiliate, or (ii) any [***] for Licensed Products that LICENSEE or the Special Purpose Entity [***] (including in the case of the [***] reimbursements described in this clause (c), any amounts paid to LICENSEE or the Special Purpose Entity with respect to [***] as and to the extent that LICENSEE or the Special Purpose Entity (X) [***] and (Y) [***]); (d) documented line-item reimbursement for amounts actually paid to Cornell by LICENSEE under this Agreement; (e) reimbursement of actual [***]; and (f) net proceeds resulting from any sale of any [***] LICENSEE or the Special Purpose Entity to Sublicensees [***].

1.42	“Technology” means the Materials, IND 018406, Know-How and Data.

1.43

“Term” means, on a country-by-country basis, the period of time beginning on the Effective Date and continuing until the earliest of: (a) termination of this Agreement as set forth in Article 7; and (b) the last to expire Royalty Term.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.44	“Territory” means worldwide.

1.45

“Unmodified Derivatives” means substances generated by LICENSEE or any Affiliate, Contractor or Sublicensee that constitute an unmodified functional subunit or product expressed by the Original Material or its Progeny. Some examples include: subclones of unmodified cell lines, purified or fractionated subsets of the Original Material or Progeny, proteins expressed by DNA/RNA, monoclonal antibodies secreted by a hybridoma cell line, or purified proteins expressed or secreted by a cell line, or cells or other material extracted from a model organism.

1.46

“Valid Claim” means: (a) with respect to a claim of any issued and unexpired patent within the Patent Rights or the Nonexclusive Patent Rights, that the validity, enforceability or patentability of such claim has not been affected by (i) irretrievable lapse, abandonment, revocation, dedication to the public or disclaimer or (ii) a holding, finding or decision of invalidity, unenforceability or non-patentability by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, such holding, finding or decision being final and unappealable or unappealed within the time allowed for appeals; or (b) a pending patent application within the Patent Rights or the Nonexclusive Patent Rights that has been filed and prosecuted in good faith and no more than [***] have elapsed since the filing of the earliest priority application for such patent application.

ARTICLE 2. GRANTS

2.1 License. Subject to Paragraph 5.1, and to the limitations set forth in this Agreement, Cornell hereby grants to LICENSEE, and LICENSEE hereby accepts, a license, with the right to grant sublicenses in accordance with Paragraph 2.2 below, under the Patent Rights and the Nonexclusive Patent Rights, to make and have made, to use and have used, to sell and have sold, to offer for sale, and to import and have imported Licensed Products and to practice Licensed Methods and to use the Technology, in each case, in the Field and in the Territory. The License is exclusive with respect to the Patent Rights and is non-exclusive with respect to the Nonexclusive Patent Rights and the Technology. The license for the Helper Plasmid included in the Technology is limited solely to manufacturing of vectors included in the Technology and Licensed Products in accordance with the license described in this Paragraph 2.1 and, accordingly, Helper Plasmids may only be sold or sublicensed for manufacturing of vectors included in the Technology and Licensed Products. The license for Know-How and Data, included in the Technology, is limited solely to the Licensed Product Activity in accordance with the license described in this Paragraph 2.1.

2.2 Sublicense.

(a) Generally. The License includes the right of LICENSEE to grant Sublicenses under Patent Rights and the Nonexclusive Patent Rights and for the Technology:

(i) to Major Biopharmaceutical Companies (but in no case any Excluded Entities) through multiple tiers;

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii) with Cornell’s prior written consent, to other third-parties (other than Affiliates or Excluded Entities) but without the right to enter into further Sublicenses; and

(iii) subject to Paragraph 2.2(e), to the Special Purpose Entity (but in no case to any Excluded Entities), which Special Purpose Entity shall have the right to grant further Sublicenses:

(A) to Major Biopharmaceutical Companies (but in no case any Excluded Entities) through multiple tiers; and

(B) with Cornell’s prior written consent, to other third-parties (other than Affiliates or Excluded Entities) but without the right to enter into further Sublicenses.

Helper Plasmids may be sublicensed in accordance with this Agreement only for manufacturing of vectors that are included in the Technology and the Licensed Products in accordance with the License.

(b) Sublicense Requirements. With respect to any Sublicense granted pursuant to Paragraph 2.2(a), LICENSEE (and the Special Purpose Entity or other Sublicensee, to the extent permitted to act as a sublicensor pursuant to Paragraph 2.2.(a)) shall:

(i) not receive, or agree to receive, anything of value in lieu of cash as consideration from a third-party under a Sublicense granted pursuant to Paragraph 2.2(a) without the prior written consent of Cornell (other than grants of licenses and/or assignments of intellectual property and customary contractual commitments associated with sublicenses);

(ii) to the extent applicable, include all of the rights of and obligations due to Cornell contained in this Agreement in all material respects. For the avoidance of doubt, notwithstanding anything herein to the contrary, in connection with, and as a condition precedent to, LICENSEE granting the Sublicense to the Special Purpose Entity, the Special Purpose Entity shall agree, by the terms of such Sublicense, to be obligated to perform all of the obligation of LICENSEE hereunder, including, without limitation, the obligations of LICENSEE provided in Article 3, Article 4, Article 5 and Article 8;

(iii) ensure that any such Sublicense shall be consistent with the terms and conditions of this Agreement in all material respects;

(iv) promptly provide Cornell with an unredacted copy of each Sublicense issued and of any amendment made to any Sublicense; and

(v) collect and guarantee payment of all payments due, directly or indirectly, to Cornell from Sublicensees and summarize and deliver all reports due, directly or indirectly, to Cornell from Sublicensees.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) Fate of Sublicenses upon Termination of this Agreement. Notwithstanding anything to the contrary, upon termination of this Agreement for any reason, Cornell shall grant to each Sublicensee license rights under the Patent Rights, the Nonexclusive Patent Rights and the Technology with exclusivity, field, term, financial, and diligence terms equivalent to those in said Sublicense; provided, however, that in no event shall Cornell be obligated: (i) to grant rights to a Sublicensee to anything Cornell does not possess or control; (ii) to surrender rights Cornell has reserved under Paragraph 2.3 of this Agreement; or (iii) to take on any new or incremental obligation beyond Cornell’s express obligations under this Agreement.

(d) No Sublicenses to Excluded Entities. Notwithstanding anything herein to the contrary, unless it has obtained the prior written consent of Cornell in its sole discretion, neither LICENSEE nor the Special Purpose Entity or any other permitted Sublicensee may grant a Sublicense to any Excluded Entity.

(e) Notice of Special Purpose Entity; No Obligation to Remain an Affiliate. LICENSEE shall give Cornell prompt written notice of the Special Purpose Entity that receives a Sublicense hereunder. Notwithstanding anything herein to the contrary, the Sublicense granted to the Special Purpose Entity [***].

2.3 Reservation of Rights. Cornell reserves the right to:

(a) use the Patent Rights solely for non-commercial educational and other non-commercial research purposes;

(b) publish or otherwise disseminate any information about the Inventions and the Patent Rights at any time, including IND 018406 and the information in IND 018406, even after the applications are assigned to LICENSEE pursuant to Paragraph 2.4(c);

(c) allow other nonprofit institutions to use the Patent Rights solely for non-commercial educational and non-commercial research purposes;

(d) use IND 018406 and the information in IND 018406 for (i) other purposes consistent with Paragraphs 2.4(a) and (c) above to the extent authorized by LICENSEE, which authorization shall not be unreasonably withheld, conditioned or delayed, and (ii) purpose of reference for any future INDs filed by Cornell from Dr. Crystal’s laboratory; and

(e) Subject to Paragraph 2.3(d), in its sole discretion, use, and license third-parties to use, the Technology and the Nonexclusive Patent Rights for any purpose.

2.4 Transfer of Technology.

(a) LICENSEE shall pay for shipping of Original Material by providing the lead Cornell Inventor with its shipping company account number.

(b) The lead Cornell Inventor will deliver or otherwise make available the Original Material and Know-How and Data included in the Technology to LICENSEE within [***] of Cornell’s receipt of the fees from LICENSEE described in Paragraph 3.1(a)(i).

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) Subject to LICENSEE or the Special Purpose Entity raising no less than [***] in financing, the achievement of such event LICENSEE will confirm by providing financial statements to Cornell within [***] from the date of such event, Cornell and each Cornell Inventor each agree to assign, conditional upon the achievement of such event, all of their right, title and interest in and to IND 018406 to LICENSEE or the Special Purpose Entity as the sole owner thereof, and Cornell and each Cornell Inventor shall execute the assignment and will transfer the sponsorship of IND 018406 to LICENSEE or the Special Purpose Entity upon the achievement of such event. Cornell and each Cornell Inventor shall each cooperate with LICENSEE or the Special Purpose Entity to execute all documents and take all such actions as are reasonably necessary to perfect the assignment and transfer of ownership of IND 018406 to and in the name of LICENSEE or the Special Purpose Entity as the sole owner thereof, and to have sponsorship of IND 018406 transferred and assigned to LICENSEE or the Special Purpose Entity throughout the Territory.

ARTICLE 3. CONSIDERATION

3.1 Fees and Royalties. The Parties understand that the fees and royalties payable by LICENSEE to Cornell under this Agreement are partial consideration for the License and for the assignment and transfer of ownership and sponsorship of the IND to LICENSEE pursuant to the terms and conditions of Paragraph 2.4(c). LICENSEE shall pay Cornell:

(a) a license issue and assignment fee, to initiate the license and to have IND 018406 assigned and transferred, of [***], of which (i) [***] shall be paid [***] within [***] of Effective Date, (ii) [***] of which shall be paid [***] within [***] of the Effective Date, and (iii) [***] shall be paid [***] contemporaneously with the execution of this Agreement.

(b) license maintenance fees payable on each anniversary of the Effective Date according to the following schedule; provided, however, that LICENSEE’s obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product and the license maintenance fee payable shall be pro-rated for the number of months remaining in that license year.

FEE PAYABLE TO CORNELL	DATE
[***]	[***] anniversaries of the Effective Date
[***]	[***] anniversary of Effective Date
[***]	[***] anniversary of Effective Date
[***]	[***] anniversary of Effective Date and each subsequent anniversary thereafter

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) milestone payments in the amounts payable according to the following schedule of events, per occurrence with respect to Portfolio APOE, Portfolio 2nd Alzheimer’s and Portfolio Anti-Tau, for each Licensed Product; provided that each milestone payment identified as (A), (B), (C), and (D) in the table shown below, shall be payable only once per Portfolio:

AMOUNT	DATE OR EVENT
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(d) during the Royalty Term, on a per-Licensed Product and country-by-country basis, an earned royalty of:

(i) [***] on Net Sales in countries where the Licensed Product (A) is an Orphan Drug Product and (B) is Covered by a Valid Claim; and

(ii) [***] on Net Sales in countries where the Licensed Product (A) is an Orphan Drug Product and (B) is not Covered by a Valid Claim; and

(iii) in addition to the royalties in Paragraph 3.1(d)(i) and (ii), an additional [***] on Net Sales where the Licensed Product is an Orphan Drug Product if, and only if, (A) the Net Sales are by a Sublicensee and (B) Sublicense Fees for the relevant Sublicense are subject to the [***] sharing rate in Paragraph 3.1(e); and

(iv) [***] on Net Sales in countries where the Licensed Product (A) is not an Orphan Drug Product and (B) is Covered by a Valid Claim; and

(v) [***] on Net Sales in countries where the Licensed Product (A) is not an Orphan Drug Product and (B) is not Covered by a Valid Claim; and

(vi) in addition to the royalties in Paragraph 3.1(d)(iv) and (v), an additional [***] on Net Sales where the Licensed Product is not an Orphan Drug Product if, and only if, (A) the Net Sales are by a Sublicensee and (B) Sublicense Fees for the relevant Sublicense are subject to the [***] sharing rate in Paragraph 3.1(e).

In the event LICENSEE or a Sublicensee is required to pay royalties and milestones to one or more third-parties for patent rights necessary to sell any Licensed Product, and the total royalties payable by LICENSEE exceed [***] of Net Sales of such Licensed Product, then LICENSEE or a Sublicensee may deduct [***] from the earned royalties payable to Cornell for every [***] LICENSEE or Sublicensee actually pays to said third-parties of the amount LICENSEE or Sublicensee pays above [***] of Net Sales of such Licensed Product; provided, however, that in no event shall the amount payable to Cornell with respect to such Licensed Product be less than [***] of the amount then due under Paragraph 3.1(d) (the “Royalty Cap Deduction”) with respect to such Licensed Product. LICENSEE may carry over and apply any payments made by LICENSEE or a Sublicensee as described in the immediately preceding sentence that are not deducted as a result of the Royalty Cap Deduction, to any subsequent royalty payments due under Paragraph 3.1(d), and shall begin applying such reduction to such royalties as soon as practicable and continue applying such reduction as soon as permitted by this paragraph thereafter in accordance with the Royalty Cap Deduction.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e) a percentage of all Sublicense Fees according to the following schedule:

(i) For Sublicenses not including any Licensed Products based on IND 018406:

PERCENTAGE OF THE SUBLICENSE FEES TO BE SHARED WITH AND PAYABLE TO CORNELL	EVENTS ACHIEVED BY LICENSEE RELATED TO THE TIMING OF THE ISSUANCE OF EACH SUBLICENSE BY LICENSEE
[***]	[	***]
[***]	[	***]

; and

(ii) For Sublicenses including one or more Licensed Products based on IND 018406:

PERCENTAGE OF THE SUBLICENSE FEES TO BE SHARED WITH AND PAYABLE TO CORNELL	EVENTS ACHIEVED BY LICENSEE RELATED TO THE TIMING OF THE ISSUANCE OF EACH SUBLICENSE BY LICENSEE
[***]	[	***]
[***]	[	***]

(f) (i) if the royalties payable by LICENSEE under Paragraphs 3.1(d)(i) and (ii), and (iii), if applicable, to Cornell in the August 31 and February 28 payments due under Paragraph 4.3(b)(ii) with respect to a single calendar year of Net Sales (“Yearly Paid Orphan Royalties”) are less than the amounts listed below (“Minimum Annual Orphan Royalty”):

YEAR OF COMMERCIAL SALE	MINIMUM ANNUAL ROYALTY
[***]	[	***]
[***]	[	***]
[***] and each year thereafter	[	***]

; and

(i) if the royalties payable by LICENSEE under Paragraphs 3.1(d)(iv) and (v), and (vi), if applicable, to Cornell in the August 31 and February 28 payments due under Paragraph 4.3(b)(ii) with respect to a single calendar year of Net Sales (“Yearly Paid Non-orphan Royalties”) are less than the amounts listed below (“Minimum Annual Non-orphan Royalty” and together with the Minimum Annual Orphan Royalty, the “Minimum Annual Royalty”):

YEAR OF COMMERCIAL SALE	MINIMUM ANNUAL ROYALTY
[***]	[	***]
[***]	[	***]
[***] and each year thereafter	[	***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

then LICENSEE shall also pay to Cornell in said February 28 royalty payment, (A) the difference between the Minimum Annual Orphan Royalty and the Yearly Paid Orphan Royalties for Orphan Drug Products, and (B) the difference between the Minimum Annual Non-orphan Royalty and the Yearly Paid Non-orphan Royalties for Licensed Products that are not Orphan Drug Products; provided, however, that for the first and last years of commercial sales of Licensed Products, the amount of Minimum Annual Royalty payable shall be pro-rated for the number of months in the calendar year during which Licensed Products were sold.

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(f) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to Cornell as noted in Paragraph 10.1.

3.2

Patent Costs. LICENSEE shall reimburse Cornell all past (prior to the Effective Date, which amount approximately equals [***]) and future (on or after the Effective Date) Patent Costs within [***] following the date an itemized invoice is sent from Cornell to LICENSEE.

3.3	Due Diligence.

(a) Subject to Paragraph 3.3(b), LICENSEE, together with its Sublicensees, shall:

(i) (A) for LICENSEE or the Special Purpose Entity or other Sublicensee that is not a Major Biopharmaceutical Company, diligently proceed with the development, manufacture and sale of Licensed Products; or (B) for any Sublicensee that is a Major Biopharmaceutical Company, use Commercially Reasonable Effort to proceed with the development, manufacture and sale of Licensed Products; and

(ii) solely in the case of LICENSEE, raise the following (either directly or in the aggregate through the Special Purpose Entity):

MILESTONE OF SECURITIES OR CASH PROCEEDS (AS APPLICABLE) TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
[***]	[	***]
[***]	[	***]
[***]	[	***]

As used in the last row of the table set forth above, [***]; and

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) develop a Licensed Product based on Cornell Docket D-9134 or IND 018406 (“Portfolio APOE”) as follows, wherein each row in the following table is an obligation under this Paragraph 3.3(a)(iii):

MILESTONE TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
[***]	[	***]
[***]	[	***]

; and

(iv) develop a Licensed Product for the treatment of a dementia, such as Alzheimer’s disease, based on Cornell Docket D-9187 or D-9232 (“Portfolio 2nd Alzheimer’s”) as follows, wherein each row in the following table is an obligation under this Paragraph 3.3(a)(iv):

MILESTONE TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
[***]	[	***]
[***]	[	***]
[***]	[	***]

; and

(v) develop a Licensed Product for a central nervous system disease based on Cornell Docket D-6083 or Docket D-9471 (“Portfolio Anti-Tau”) as follows, wherein each row in the following table is an obligation under this Paragraph 3.3(a)(vii):

MILESTONE TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
[***]	[	***]
[***]	[	***]
[***]	[	***]

; and

(vi) incur Research Expenditures for each of Portfolio APOE, Portfolio 2nd Alzheimer’s or Portfolio Anti-Tau as follows:

PORTFOLIO DESCRIPTION	RESEARCH EXPENDITURE MILESTONE TO BE ACHIEVED DURING EACH CONSECUTIVE TWO CALENDAR YEAR PERIOD (COMMENCING ON JANUARY 1, 2021)
[***]	[	***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

; and

(vii) market Licensed Products in each country within the Territory within [***] of receiving Regulatory Approval to market such Licensed Products, together with all applicable pricing and reimbursement approvals, in said country; and

(viii) (A) for LICENSEE or the Special Purpose Entity or other Sublicensee that is not a Major Biopharmaceutical Company, reasonably fulfill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement or (B) for any Sublicensee that is a Major Biopharmaceutical Company, use Commercially Reasonable Efforts to fulfill the market demand for Licensed Products following commencement of marketing at any time during the term of this Agreement; and

(ix) maintain all necessary governmental approvals and permits for the manufacture, use and sale of Licensed Products in each applicable country.

(b) Subject to Paragraph 3.3(c), if LICENSEE or its applicable Sublicensee fails to perform any of its obligations specified in Paragraphs 3.3(a)(i)-(ix), then Cornell as its sole remedy shall have the right and option to terminate this Agreement as follows: (i) in the case of Paragraph 3.3(a)(ii), Cornell shall have the right to terminate this Agreement in full in accordance with the terms and conditions of this Agreement, and (ii) in the case Paragraphs 3.3(a)(i) and (iii)-(ix), solely with respect to the Licensed Product for the applicable Portfolio APOE, Portfolio 2nd Alzheimer’s or Portfolio Anti-Tau, Cornell shall have the right to terminate this Agreement in part (but not as a whole) with respect to specific dockets or under the Patent Rights or under the Nonexclusive Patent Rights with respect to such applicable Portfolio APOE, Portfolio 2nd Alzheimer’s or Portfolio Anti-Tau.

(c) If (i) LICENSEE fails to perform any of the obligations specified in Paragraphs 3.3(a)(iii)-(v) but (ii) LICENSEE has made Research Expenditures of at least [***] for the applicable Portfolio on or before the later of [***] from the Effective Date or [***] from the filing of an IND for a Licensed Product with respect to such Portfolio, then LICENSEE shall be entitled to elect to receive a single, one-time, [***] extension of the applicable milestone date that LICENSEE failed to meet. To make such election, LICENSEE shall provide Cornell with written notice thereof, together with reasonable documentation of such amount of Research Expenditures, within [***] of LICENSEE’s receipt of Cornell’s notice of breach as provided above. If LICENSEE fails to provide written notice of such election and copies of such documentation within such [***] period, LICENSEE shall have waived its rights to such extension.

(d) If, during the Term, Cornell receives one or more bona fide written offers from a capable third-party for a license under the Patent Rights to commercialize such Licensed Product in any Major Market (“Third-Party Offer”), then Cornell shall refer such offers to LICENSEE. In addition, Cornell may, having one or more Third-Party Offers, exclude said country from the Territory and license such right to one or more third-parties unless LICENSEE has, within [***] from the date of such referral, (i) established or begun a product development program with respect to such Licensed Product, or (ii) executed an agreement with a Sublicensee that commits the Sublicensee to develop and commercialize such Licensed Product in such country. Notwithstanding the foregoing, this Paragraph 3.3(d) shall not apply to any Sublicensee that constitutes a Major Biopharmaceutical Company.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.4 Research Support.

(a) Each of Cornell and LICENSEE acknowledges that successful development of the Inventions will require substantial ongoing research support from LICENSEE to the laboratory of the Cornell Inventors at Cornell. Each research project in the Inventor’s laboratory (each, a “Project”) will be pursuant to a separate research collaboration agreement (an “RCA”) to be negotiated by LICENSEE and/or the Special Purpose Entity with Cornell’s office of Biopharma Alliances and Research Collaborations. Each RCA will: have its own attached specific research plan and budget; require support for the Project from LICENSEE, the Special Purpose Entity or Affiliates of at least [***]; and be substantially in the form to be attached as Appendix G by the Parties following signing this Agreement after the initial RCA has been negotiated by the Parties.

(b) From and after the Effective Date, LICENSEE, the Special Purpose Entity and/or Affiliates shall provide research support to Inventor’s laboratory pursuant to one or more RCAs in the aggregate funding amount of at least [***] period, provided that in no single calendar year will the aggregate funding amount under all RCAs be less than [***] (the “Research Commitment”).

(c) With regard to patentable inventions (or patent rights) and new know-how or materials (or results) that arise from the performance of an RCA (each, a “Sponsored Invention”), the RCA will provide that:

(i) for so long as LICENSEE together with the Special Entity and Affiliates is, and has been at all times from the Effective Date, in compliance with its payment obligations under the Research Commitment at the time the Sponsored Invention is disclosed to CTL:

(A) for each Sponsored Invention that is either an improvement to, or is dominated by, the Patent Rights or the Nonexclusive Patent Rights or is specifically designed to be used with a Licensed Product such as pre-clinical data or results and manufacturing know-how (each, an “Improvement”), this Agreement shall be amended to include license grants to all such Improvements, upon:

(1) the election of LICENSEE or the Special Purpose Entity, by written notice to CTL within [***] of LICENSEE’s receipt of the disclosure of such Improvement by CTL; and

(2) LICENSEE’s or the Special Purpose Entity’s payment of the relevant amendment fee of [***] for each Improvement that is a patentable invention (or patent rights), and [***] for each Improvement that is know-how or materials (but in no event to include pre-clinical data or results), except in the event that such know-how includes a new IND, in which case the amount of the

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

amendment fee shall be negotiated in good faith by the Parties in accordance with subparagraph (ii) below; provided, however, that the payments required by this Paragraph 3.4(c)(i)(A)(2) other than those with respect to any new IND shall not exceed [***] per Portfolio and, notwithstanding anything to the contrary, no payments shall be required for any Improvement which constitutes pre-clinical data or results.

(B) for each Sponsored Invention that is not an Improvement, LICENSEE or the Special Purpose Entity will have the first exclusive option to negotiate in good faith with Cornell to license such Sponsored Invention on commercially reasonable terms for academia-to-industry licenses.

(ii) otherwise, LICENSEE or the Special Purpose Entity will have the first exclusive option to negotiate in good faith with Cornell to license such Sponsored Invention on commercially reasonable terms for academia-to-industry licenses.

(d) Notwithstanding anything herein to the contrary, the Parties acknowledge that any future clinical trial work to be performed at Cornell will be performed pursuant to, and the intellectual property and other results of which will be governed by, a separate Clinical Trial Agreement, to be negotiated by the Parties.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1 Reports; Quarterly Meetings.

(a) Development Reports. Beginning [***] after the Effective Date and ending on the date of the First Commercial Sale of a Licensed Product in the United States, LICENSEE shall report to Cornell progress covering LICENSEE’s (and Affiliates’ and Sublicensees’) activities and efforts in the development of rights granted to LICENSEE under this Agreement for the preceding [***]. The report shall include, but not be limited to, activities and efforts to develop and test all Licensed Products, and obtain governmental approvals necessary for marketing the same, as well as business development, corporate development, and fund-raising activities (including cumulative amounts raised, and the amount of each financing round) related to development of Licensed Products. Such semi-annual reports shall be due within [***] of the reporting period and shall use the form as provided herein as Appendix H.

(b) Commercialization Reports. After the First Commercial Sale of a Licensed Product anywhere in the Territory, LICENSEE shall submit to Cornell semi-annual reports on or before each February 28 and August 31 of each year. Each report shall cover LICENSEE’s (and each Affiliate’s and Sublicensee’s) most recently completed calendar half-year and shall show:

(i) the number of each type of Licensed Product sold;

(ii) the gross sales and Net Sales during the most recently completed calendar half-year, an explanation of all deductions under Net Sales as defined in Paragraph 1.27, and the royalties, in US dollars, payable with respect thereto;

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) Sublicense Fees received during the most recently completed calendar half-year and all amounts deducted under the exceptions in Paragraph 1.42 and explanations therefor, all in US dollars, and the amount payable with respect thereto;

(iv) the method used to calculate the royalties and Sublicense Fee payments;

(v) the exchange rates used; and

(vi) relevant business and corporate development efforts relating to the rights granted in this Agreement and to the diligence development efforts described herein.

LICENSEE shall provide the above information using the form as shown in Appendix I and include information on the date of the First Commercial Sale of each Licensed Product in each country. If, following the First Commercial Sale of the Licensed Product, no sales of Licensed Products have been made or no Sublicense Fees has been received by LICENSEE during any reporting period, LICENSEE shall so report.

(c) Quarterly Meetings. From and after the Effective Date, Cornell and LICENSEE’s or the Special Purpose Entity’s, as applicable, management team shall meet at least once per calendar quarter to discuss the status of the Licensed Product Activity for each Licensed Product.

4.2 Records & Audits.

(a) LICENSEE shall keep, and shall require Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, and sold, and Sublicense Fees paid and received under this Agreement. Such records shall be retained by LICENSEE for at least [***] following a given reporting period.

(b) Subject to entry of commercially reasonable confidentiality agreements between the Parties and any audit firm, all records shall be available during normal business hours for inspection at the expense of Cornell by Cornell’s Internal Audit Department or by a Certified Public Accountant selected by Cornell and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments or other compliance issues. Such access need not be given to any such set of records more often than once each calendar year or more than [***] after the date of any report to be audited. Such inspector shall not disclose to Cornell any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of [***] period, then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to Cornell had the LICENSEE reported correctly, plus an interest charge at a rate of [***]. Such interest shall be calculated from the date the correct payment was due to Cornell up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of [***] period, LICENSEE shall pay the difference within [***] without inspection cost but with interest charge per the provisions of Paragraph 4.3 (c).

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.3 Payments.

(a) All fees, reimbursements and royalties due to Cornell shall be paid in United States dollars and all checks shall be made payable to “Cornell University”, referencing Cornell’s taxpayer identification number, [***], and sent to Cornell according to Paragraph 10.1 (Correspondence). When Licensed Products are sold in currencies other than United States dollars, LICENSEE shall first determine the earned royalty in the currency of the country in which Licensed Products were sold and then convert the amount into equivalent United States funds, using the exchange rate quoted in the Wall Street Journal on the last business day of the applicable reporting period.

(b) Royalty Payments.

(i) Royalties shall accrue when Licensed Products are invoiced, or if not invoiced, when delivered.

(ii) LICENSEE shall pay earned royalties [***] on or before February 28 and August 31 of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’s most recently completed calendar half-year.

(iii) Royalties earned on Net Sales occurring in any country outside the United States shall not be reduced by LICENSEE for any taxes, fees, or other charges imposed by the government of such country on the payment of royalty income (other than as permitted in the calculation of Net Sales), except that all payments required to be made by LICENSEE in fulfillment of Cornell’s tax liability in any particular country may be credited against earned royalties or fees due Cornell for that country and LICENSEE shall promptly provide Cornell with written documentation evidencing each such payment. LICENSEE shall pay all bank charges resulting from the transfer of such royalty payments.

(iv) In the event that either Party engages in (A) any assignment of any of its rights under this Agreement or (B) any corporate migration, redomestication, redomiciliation, reincorporation, or any other transaction or legal scheme which results in the imposition of or increase in any withholding tax on payments pursuant to this Agreement (any such Party which engages in the conduct described above in subclauses (A) or (B), the “Engaging Party”), the Engaging Party (or the resulting successor of any such transaction) agrees to pay additional amounts to the other Party sufficient for such other Party to be in the same net after-tax position in which the other Party would have been if the Engaging Party would not have undertaken such (X) assignment of any of its rights under this Agreement or (Y) corporate migration, redomestication, redomiciliation, reincorporation, or any other transaction or legal scheme.

(v) If at any time legal restrictions prevent the prompt remittance of part or all royalties by LICENSEE with respect to any country where a Licensed Product is sold or a Sublicense is granted pursuant to this Agreement, LICENSEE shall convert the amount owed to Cornell into US currency and shall pay Cornell directly from its US sources of fund for as long as the legal restrictions apply.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(vi) In the event that any patent or patent claim within Patent Rights or the Nonexclusive Patent Rights is held invalid in a final decision by a patent office from which no appeal or additional patent prosecution has been or can be taken, or by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, all obligation to pay royalties based solely on that patent or claim or any claim patentably indistinct therefrom shall cease as of the date of such final decision. LICENSEE shall not, however, be relieved from paying any royalties that accrued before the date of such final decision, that are based on another patent or claim not involved in such final decision, or that are based on the use of the Technology.

(c) Late Payments. In the event royalty, reimbursement and/or fee payments are not received by Cornell when due, LICENSEE shall pay to Cornell interest charges at a rate of [***]. Such interest shall be calculated from the date payment was due until actually received by Cornell.

ARTICLE 5. PATENT MATTERS

5.1 Patent Prosecution and Maintenance.

(a) Provided that LICENSEE has reimbursed Cornell for Patent Costs pursuant to Paragraph 3.2, Cornell shall diligently prosecute and maintain the United States and, if available, foreign patents, and patent applications, in the Patent Rights and in the Nonexclusive Patent Rights using counsel of its choice. Cornell shall provide LICENSEE with copies of all related prosecution filings, and LICENSEE shall keep this documentation confidential. Cornell shall seek and reasonably consider LICENSEE’s advice and input on all material patent prosecution matters. Patent counsel shall take instructions only from Cornell, and (subject to Paragraph 5.4) all patents and patent applications in the Patent Rights shall be assigned solely to Cornell.

(b) Cornell shall consider amending any patent application in the Patent Rights or in the Nonexclusive Patent Rights to include claims reasonably requested by LICENSEE to protect the products contemplated to be sold as Licensed Products by LICENSEE under this Agreement.

(c) LICENSEE may elect to terminate its reimbursement obligations with respect to any patent application or patent in the Patent Rights or in the Nonexclusive Patent Rights upon [***] written notice to Cornell. Cornell shall use reasonable efforts to curtail further Patent Costs for such application or patent once such notice of termination has been received from LICENSEE. Cornell, in its sole discretion and at its sole expense, may continue prosecution and maintenance of such application or patent, and LICENSEE shall have no further license with respect thereto. Non-payment by LICENSEE of any portion of Patent Costs with respect to any application or patent may be deemed by Cornell [***] after written notice to LICENSEE of non-payment as an election by LICENSEE to terminate its reimbursement obligations with respect to such application or patent. Cornell is not obligated to file, prosecute, or maintain any patent or patent application within the Patent Rights or the Nonexclusive Patent Rights outside of the Territory at any time or to file, prosecute, or maintain any patent or patent application within the Patent Rights or the Nonexclusive Patent Rights to which LICENSEE has terminated its License hereunder.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d) LICENSEE shall apply for an extension of the term of any patent in the Patent Rights or in the Nonexclusive Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this law, and Cornell shall reasonably cooperate at LICENSEE’s expense. LICENSEE shall prepare all documents for such application, and Cornell shall execute such documents and to take any other additional action as LICENSEE reasonably requests in connection therewith.

5.2 Patent Infringement.

(a) In the event that Cornell (to the extent of the actual knowledge of the licensing professional at CTL responsible for the administration of this Agreement) or LICENSEE learns of infringement of potential commercial significance of any patent in the Patent Rights or in the Nonexclusive Patent Rights, the knowledgeable Party will provide the other Party with written notice of such infringement, which notice shall include any evidence of such infringement available to such Party. Within [***] after receipt of such notice, the Parties shall meet to discuss how to proceed with respect to such infringement. Each Party shall consider in good faith the input from the other Party, including without limitation to what extent an infringement action may be detrimental to the overall patent protection for Licensed Products.

(b) During the period in which, and in the jurisdiction where, LICENSEE has exclusive rights under this Agreement, neither Cornell nor LICENSEE will notify a third-party (including the infringer) of infringement or put such third-party on notice of the existence of any Patent Rights prior to the meeting required by Paragraph 5.2(a). LICENSEE shall not notify a third-party (including the infringer) of infringement or put such third-party on notice of the existence of any Nonexclusive Patent Rights without first obtaining consent of Cornell. If LICENSEE gives notice to a third-party, then LICENSEE shall pay or reimburse Cornell for any legal costs resulting from any declaratory judgment action, inter partes or post-grant review or similar proceeding arising from such notice. Cornell shall have the right to terminate this Agreement immediately without the obligation to provide [***] notice as set forth in Paragraph 7.1 if LICENSEE notifies a third-party of infringement or puts such third-party on notice of the existence of any patent or patent application in the Patent Rights or in the Nonexclusive Patent Rights with respect to such infringement in breach of this Paragraph 5.2(b).

(c) Following the meeting required by Paragraph 5.2(a), LICENSEE and the Sublicensees shall have the initial right to take legal action against such third-party for the infringement of any patent in the Patent Rights in the Field and within the Territory. LICENSEE shall keep Cornell promptly informed regarding the status of any such suit or action and shall provide Cornell with copies of all material documents (e.g., complaints, answers, counterclaims, material motions, orders of the court, memoranda of law and legal briefs, interrogatory responses, depositions, material pre-trial filings, expert reports, affidavits filed in court, transcripts of hearings and trial testimony, trial exhibits and notices of appeal) filed in, or otherwise relating to, such suit or action. If LICENSEE or any Sublicensee elect to bring suit, Cornell may join that suit at its own expense. If required under applicable law in order for LICENSEE or its Sublicensees to initiate or maintain such suit, Cornell shall join as a party to the suit, at LICENSEE’s sole cost and expense. If, in a suit initiated by LICENSEE or its Sublicensees, Cornell is required to be or is otherwise involuntarily joined, LICENSEE will pay any costs incurred by Cornell arising out of such suit, including but not limited to, any reasonable legal fees of counsel that Cornell selects and retains to represent Cornell in the suit.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d) If LICENSEE (and any Sublicensees involved) do not take prompt legal action following the meeting required by Paragraph 5.2(a), or give notice to Cornell that they have elected not to pursue legal action and their reasoning for that decision, then Cornell may unilaterally take such legal action as Cornell deems appropriate.

(e) LICENSEE may request Cornell to take legal action against such third-party for the infringement of any patent in the Nonexclusive Patent Rights in the Field and within the Territory. Such request shall be made in writing and shall include reasonable evidence of such infringement and damages to LICENSEE. Cornell shall elect to or not to commence suit on its own account. If Cornell elects not to commence suit with respect to the Nonexclusive Patent Rights, LICENSEE may not thereafter bring suit for patent infringement with respect to the Nonexclusive Patent Rights.

(f) Any recovery or settlement received in connection with any suit concerning a patent in the Patent Rights (i) first, will be shared by Cornell and LICENSEE equally until the actual out-of-pocket litigation costs of one of the Parties are fully recovered; (ii) next, shall be provided to the party that has not yet fully recovered its actual out-of-pocket litigation costs until all such costs are fully recovered; and (iii) finally, with respect to any remaining amount, shall then be shared between Cornell and LICENSEE [***]. If, however, Cornell has no out of pocket costs, Cornell’s share of any remaining amount shall be shared as follows: [***]. Cornell and LICENSEE agree to be bound by all determinations of patent infringement, validity, and enforceability (but no other issue) resolved by any adjudicated judgment in a suit brought in compliance with this Paragraph 5.2.

(g) Notwithstanding Paragraph 5.2(c), any agreement made by LICENSEE for purposes of settling any litigation or other dispute shall comply with the requirements of Paragraph 2.2.

(h) Each Party will cooperate with the other Party in litigation proceedings instituted hereunder but at the expense of the Party who initiated the suit (unless such suit is being jointly prosecuted by the Parties).

(i) Any litigation proceedings will be controlled by the Party bringing the suit, except that Cornell may be represented by counsel of its choice in any suit brought by LICENSEE.

5.3 Patent Marking. LICENSEE shall mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

5.4 Ownership of Technology.

(a) Cornell retains ownership of Technology, with the exception of IND 018406, which may be assigned to LICENSEE in accordance with the terms and conditions of Paragraph 2.4(b) and Paragraph 2.4(c), in which case LICENSEE shall become the sole owner thereof.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) The ownership of any intellectual property generated, created or otherwise made by LICENSEE and/or each Sublicensee, respectively, shall be governed by US patent law, unless there is a subsequent written agreement between LICENSEE or any Affiliate and Cornell, in which case such subsequent written agreement shall prevail.

(c) LICENSEE shall make no use of the Patent Rights, Nonexclusive Patent Rights or Technology outside the scope of this Agreement and the License.

ARTICLE 6. GOVERNMENTAL MATTERS

6.1 Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall notify Cornell if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.2 Export Control Laws. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.

ARTICLE 7. TERMINATION AND EXPIRATION OF THE AGREEMENT

7.1 Termination by Cornell.

(a) If LICENSEE fails to perform or violates any term of this Agreement in any material respect, then Cornell may give written notice of default (“Notice of Default”) to LICENSEE. If LICENSEE fails to cure the default in all material respects within [***] of the Notice of Default, Cornell may terminate this Agreement and the License by a second written notice (“Notice of Termination”) to LICENSEE. If a Notice of Termination is sent to LICENSEE, this Agreement shall automatically terminate on the effective date of that notice in accordance with the terms and conditions of this Agreement. Termination shall not relieve LICENSEE of its obligation to pay any fees owed at the time of termination and shall not impair any accrued right of Cornell. Upon termination, LICENSEE shall immediately assign IND 018406 back to Cornell.

(b) Cornell shall have the right to terminate this Agreement immediately, without the obligation to provide written notices as set forth in Paragraph 7.1(a), if LICENSEE or the Special Purpose Entity files a claim including in any way the assertion that any claim, patent, or patent application in the Patent Rights or in the Nonexclusive Patent Rights is invalid or unenforceable where the filing is by LICENSEE or the Special Purpose Entity, a third-party on behalf of LICENSEE or the Special Purpose Entity, or a third-party at the written urging of LICENSEE or the Special Purpose Entity.

(c) Cornell may terminate this Agreement pursuant to Paragraph 3.3(b).

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.2 Termination by LICENSEE.

(a) LICENSEE shall have the right at any time and for any reason to terminate this Agreement or any Portfolio hereunder upon a [***] written notice to Cornell. Said notice shall state LICENSEE’s reason for terminating this Agreement or any Portfolio hereunder.

(b) Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to Cornell or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of Cornell arising under this Agreement prior to termination.

7.3 Survival on Termination. The following Paragraphs and Articles shall survive the termination of this Agreement:

(a) Article 4 (REPORTS, RECORDS AND PAYMENTS);

(b) Paragraph 7.3 (Survival on Termination);

(c) Paragraph 7.4 (Disposition of Technology and Licensed Products on Hand);

(d) Paragraph 8.2 (Indemnification);

(e) Article 9 (USE OF NAMES AND TRADEMARKS); and

(f) Paragraph 10.2 (Secrecy).

7.4 Disposition of Technology and Licensed Products on Hand.

(a) Expiration. Upon the expiration of the Royalty Term for a given Licensed Product in a given country, LICENSEE will retain a non-exclusive, royalty-free license to use the Technology to continue selling said Licensed Product in said country; LICENSEE’s obligations to Cornell in Paragraph 8.2 and Article 9 remain in effect for as long as LICENSEE is using the Technology and must be transferred with any transfer of the Technology to a third-party. This Paragraph 7.4(a) and the grant and obligations in this Paragraph 7.4(a) survive expiration of this Agreement. This Paragraph 7.4(a) does not apply if this Agreement is terminated under Paragraphs 7.1 or 7.2.

(b) Termination. Upon termination of this Agreement under Paragraphs 7.1 or 7.2, LICENSEE may dispose of all previously made or partially made Licensed Product within a period of [***] of the effective date of such termination provided that the sale of such Licensed Product by LICENSEE, Affiliates, or Sublicensees shall be subject to the terms of this Agreement, including but not limited to the rendering of reports and the payment of royalties required under this Agreement. Upon termination of this Agreement, at Cornell’s election, LICENSEE will destroy or return to Cornell all unused Technology and notify Cornell in writing that said Technology has been returned or destroyed. LICENSEE shall no longer have rights to use the Technology upon termination, and LICENSEE will promptly transfer sponsorship of IND 018406 to Cornell.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 8. LIMITED WARRANTY, INDEMNIFICATION AND INSURANCE

8.1 Limited Warranty.

(a) Cornell warrants that, without conducting any investigation or any inquiry, it has the lawful right to grant the License, and that, as of the Effective Date, CTL has not received written notice from any third-party of any pending or threatened legal action or suit asserting that the use of the Patent Rights or the Nonexclusive Patent Rights or the Technology as contemplated hereunder for the development and commercialization of any Licensed Product would infringe or misappropriate the patent rights or intellectual property rights of any third-party. Notwithstanding the foregoing, Cornell’s warranty that “it has the lawful right to grant the License” does not and shall not apply to the Original Material (as described in Appendix C).

(b) The License is provided “AS IS” and without WARRANTY OF MERCHANTABILITY or WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE or any other warranty, express or implied. Neither Cornell nor Einstein make any representation or warranty that the Licensed Product, any Licensed Method or the use of the Patent Rights or the Nonexclusive Patent Rights or the Technology will not infringe any other patent or other proprietary rights.

(c) In no event shall Cornell or Einstein be liable for any incidental, special or consequential damages resulting from exercise of the License or the use of the Invention, the Patent Rights, the Nonexclusive Patent Rights, any Licensed Product, any Licensed Method or the Technology.

(d) Nothing in this Agreement shall be construed as:

(i) a warranty or representation by Cornell or Einstein as to the validity or scope of any patent or patent application in the Patent Rights or in the Nonexclusive Patent Rights;

(ii) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;

(iii) an obligation to bring or prosecute actions or suits against third-parties for patent infringement except as provided in Paragraph 5.2 hereof;

(iv) conferring by implication, estoppel or otherwise any license or rights under any patents of Cornell or Einstein other than those in the Patent Rights and in the Nonexclusive Patent Rights as defined in this Agreement, regardless of whether those patents are dominant or subordinate to those in the Patent Rights or in the Nonexclusive Patent Rights;

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(v) an obligation to furnish any know-how not provided in the Technology and in the patents and patent application in the Patent Rights and in the Nonexclusive Patent Rights; or

(vi) an obligation to update the Technology.

8.2 Indemnification. LICENSEE shall indemnify, hold harmless and defend: Cornell and Einstein and their respective trustees, officers, employees, and agents; the sponsors of the research that led to the Invention; and the Inventors of the patents and patent applications in Patent Rights and in the Nonexclusive Patent Rights and their employers (collectively, the “Indemnified Parties”) against any and all claims, suits, losses, damage, costs, fees, and expenses resulting from or arising out of this Agreement or any Sublicense. This indemnification shall include, but not be limited to, any product liability. LICENSEE shall control any litigation or potential litigation involving the defense of any Claim, including the selection of counsel, with input from Cornell. In the event that a conflict of interest arises between LICENSEE’s interest and Cornell’s or Einstein’s interest, Cornell reserves the right to protect its or Einstein’s interest in defending against any Claim by selecting its own counsel, with any attorneys’ fees and litigation expenses paid for by LICENSEE, pursuant to this Paragraph 8.2. LICENSEE will not settle or compromise any Claim giving rise to Liabilities in any manner that imposes any restrictions or obligations on Cornell or grants any rights to the Patent Rights or to the Nonexclusive Patent Rights (other than permitted Sublicenses) without Cornell’s prior written consent. If LICENSEE fails or declines to assume the defense of any Claim or fails to reimburse an Indemnified Party for any Liabilities within the thirty (30)-day notice period, then Cornell may assume the defense of such Claim for the account and at the risk of LICENSEE. The indemnification rights of the Indemnified Parties under this Paragraph 8.2 are in addition to all other rights that an Indemnified Party may have at law, in equity or otherwise.

8.3 Insurance.

(a) LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance or an equivalent program of self-insurance as follows:

(i) Prior to the first “in human” test of a Licensed Product: comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (A) each occurrence, [***]; (B) products/completed operations aggregate, [***]; (C) personal and advertising injury, [***]; (D) general aggregate (commercial form only), [***]; and (E) professional liability, [***] per occurrence and [***] in the aggregate; and

(ii) Commencing upon the first “in human” test of a Licensed Product: comprehensive or commercial general liability insurance (contractual liability included) with limits of at least: (A) each occurrence, [***]; (B) products/completed operations aggregate, [***]; (C) personal and advertising injury, [***]; (D) general aggregate (commercial form only), [***]; and (E) professional liability, [***] per occurrence and [***] in the aggregate; and

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) The coverage and limits referred to above shall not in any way limit the liability of LICENSEE.

(b) LICENSEE shall, within [***] of Effective Date and annually thereafter on anniversary of Effective Date during the Term, furnish Cornell with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for [***] advance written notice to Cornell of any modification; (ii) indicate that Cornell has been endorsed as an additionally insured party under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by Cornell.

(c) Cornell shall notify LICENSEE in writing of any claim or suit brought against Cornell in respect of which Cornell intends to invoke the provisions of this Article 8. LICENSEE shall keep Cornell informed on a current basis of its defense of any claims under this Article 8.

8.4 Representations, Warranties and Acknowledgements by LICENSEE.

(a) LICENSEE represents that, as of the Effective Date (i) it possesses no biological material generated at Cornell and (ii) the only technical information generated at Cornell that are in LICENSEE’s possession are covered by the terms of the Mutual Confidential Disclosure Agreement between Cornell and LICENSEE entered into on or before the Effective Date.

(b) LICENSEE warrants that, to the extent it receives and uses any biological material or technical information generated at Cornell (“Cornell Technology”), it will only receive and use the Cornell Technology that is documented in this Agreement, a subsequent amendment to this Agreement, a subsequent license agreement with Cornell, or a research collaboration agreement with Cornell.

(c) LICENSEE acknowledges that Inventors do not have the authority to grant LICENSEE the right to possess or use Cornell Technology. LICENSEE acknowledges that any use or possession of Cornell Technology by LICENSEE arising from any transfers outside of those permitted and documented in a license or research collaboration agreement with Cornell would constitute misappropriation of said Cornell Technology.

(d) LICENSEE acknowledges that the lead Cornell Inventor is bound by Cornell Policy 1.4, “Conflicts of Interest and Commitment (Excluding Financial Conflict of Interest Related to Research)” and Cornell Policy 1.7 “Financial Conflict of Interest Related to Research” and agrees that it will cooperate in Cornell’s efforts to manage Inventors’ compliance with such policies, including providing reports and information to the bodies managing said policies upon their request.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 9. USE OF NAMES AND TRADEMARKS

9.1 Use of Names and Trademarks. Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of either party hereto (including contraction, abbreviation or simulation of any of the foregoing). Unless required by law, the use by LICENSEE of the name, “Cornell University,” “Weill Cornell Medicine” or “Weill Cornell Medical College”, “Albert Einstein College of Medicine” or the names of any inventor, employee, student or faculty member of Cornell or Einstein is prohibited, without the express written consent of Cornell.

9.2 Disclosure to Inventors. Cornell may disclose to the Inventors the terms and conditions of this Agreement upon their request. If such disclosure is made, Cornell shall request the Inventors not disclose such terms and conditions to others.

9.3 Disclosure to Third-Parties. Cornell may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third-parties, but Cornell shall not disclose the financial terms of this Agreement to third-parties, except where Cornell is required by law or the order of a court of competent jurisdiction to do so.

9.4 Press Releases. LICENSEE may acknowledge or make press releases regarding the existence of this Agreement and the extent of the grant in Article 2, but LICENSEE shall not disclose the financial terms of this Agreement except where LICENSEE is required by law or by the order of a court of competent jurisdiction to do so. To the extent LICENSEE makes any forward-looking statement in its press releases mentioning Cornell, LICENSEE shall receive prior consent of Cornell, which shall not be unreasonably withheld.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1 Correspondence. Any notice, invoice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective:

(a) on the date of delivery if delivered in person, via ACH or via Fed Wire;

(b) one (1) day after the successful transmission in pdf file format if sent by electronic mail using the Internet; or

(c) five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party.

If sent to LICENSEE:

Reports and Notices Contact:

[***]

[***]

[***]

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

[***]

[***]

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

With a copy to:

[***]

[***]

[***]

[***]

[***]

If sent to Cornell:

For all correspondence except payments -

[***]

[***]

[***]

[***]

[***]

[***]

[***]

For all payments -

If sent by mail:

[***]

[***]

[***]

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If remitted by electronic payments via ACH or Fed Wire:

Receiving bank name:	[***]
Bank account no.:	[***]
Bank routing (ABA) no.:	[***]
SWIFT code:	[***]
Bank account name:	[***]
Bank ACH format code:	[***]
Bank address:	[***]
Additional information:	[***]

An email copy of the wire transfer transaction receipt will be sent to Director for Finance and Operations at [***]. LICENSEE is responsible for all bank charges of wire transfer of funds for payments. The bank charges will not be deducted from total amount due to Cornell.

10.2 Secrecy.

(a) For the purposes of this Paragraph 10.2, “Cornell” as the receiving Party shall be limited to CTL, Cornell’s Office of University Counsel, and Cornell’s Division of Financial Affairs.

(b) Each receiving Party shall:

(i) use the Confidential Information for the sole purpose of performing or verifying performance under the terms of this Agreement;

(ii) safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;

(iii) not disclose Confidential Information to others (except to its Affiliates, Contractors, Sublicensees, directors, employees, agents or consultants, as well as prospective investors, who are bound by a like obligation of confidentiality) without the express written permission of the disclosing Party, except that no Party shall be prevented from using or disclosing any of the Confidential Information that:

(A)	the receiving Party can demonstrate by written records was previously known to it;

(B)	is now, or becomes in the future, public knowledge other than through acts or omissions of the receiving Party;

(C)	is lawfully obtained by the receiving Party from sources independent of the disclosing Party; or

(D)	is required to be disclosed by law or a court of competent jurisdiction.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) The secrecy obligations with respect to Confidential Information shall continue for a period ending [***] from the termination or expiration date of this Agreement.

10.3 Assignability. LICENSEE, including each Affiliate of LICENSEE, will not grant a security interest, in the License or this Agreement during the Term. This Agreement may be assigned by Cornell (so long as Cornell remains obligated for all obligations under this Agreement as if such assignment had not occurred), but is personal to LICENSEE and assignable by LICENSEE only with the prior written consent of Cornell, which consent shall not be unreasonably refused or delayed. Notwithstanding the foregoing, LICENSEE may, without Cornell’s prior written consent, (i) assign this Agreement, in whole or in part, to any Affiliate at any time (so long as LICENSEE remains obligated for all obligations under this Agreement as if such assignment had not occurred) and (ii) during the Term to a third-party, in each case only if all the following conditions are met:

(a) if applicable, the assignment occurs in connection with a merger, acquisition, consolidation or other business combination or sale or other disposition of all or substantially all of LICENSEE’s business or assets relating to the subject matter hereof; and

(b) LICENSEE is in good standing with respect to this Agreement; and

(c) if assignee is an Affiliate, every Affiliate is in good standing in all material respects with respect to every agreement that such Affiliate has with Cornell; and

(d) assignee (including each affiliate of assignee) is not an Excluded Entity; and

(e) assignee has sufficient resources to fulfill all of LICENSEE’s obligations under this Agreement; and

(f) prior to the assignment, assignee provides Cornell written confirmation that assignee shall assume all of LICENSEE’s interests, rights, duties, liabilities and obligations under this Agreement, and agrees to comply with all terms and conditions of this Agreement as if assignee were an original party to this Agreement.

10.4 No Waiver. No waiver by either Party of any breach or default of any covenant or agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.

10.5 Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK without regard to any conflicts of law provision that would result in the application of the laws of any state other than the State of New York, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

10.6 Disputes.

(a) The Parties will use reasonable efforts to resolve amicably any disputes that may relate to or arise under this Agreement. If the Parties are unable to resolve within [***] after one Party notifies the other Party in writing of the existence and nature of such dispute, then the Parties hereby submit to the exclusive jurisdiction of and venue in the state and federal courts located in the Southern District of New York with respect to any and all disputes concerning the subject of, or arising out of, this Agreement.

(b) Notwithstanding the foregoing, should the Parties disagree about the fair-market value of non-cash consideration used in calculating Net Sales or the value of the fraction used to calculate Net Sales for a Combination Product (Paragraph 1.27), of the fair-market value of equity in LICENSEE purchased by a Sublicensee as consideration for its Sublicense (Paragraph 1.40(vi)), or of the fair-market value of non-cash consideration received from a Sublicensee as consideration for its Sublicense (Paragraph 2.2(b)(i)), the Parties shall resolve the dispute using the baseball arbitration process defined in Appendix E.

10.7 Joint Drafting. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

10.8 Force Majeure. A Party may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, quarantines, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, epidemics, explosions, or other natural disasters. When such events have abated, the non-performing Party’s obligations herein shall resume.

10.9 Headings. The headings of the several paragraphs are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

10.10 Entire Agreement. This Agreement, including the Appendices hereto, embodies the entire understanding of the Parties and supersedes all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof.

10.11 Amendments. No amendment or modification of this Agreement shall be valid or binding on the Parties unless made in writing and signed on behalf of each Party.

10.12 Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, both Cornell and LICENSEE have executed this Agreement, in duplicate originals, by their respective and duly authorized officers on the day and year written.

LEXEO THERAPEUTICS, LLC		CORNELL UNIVERSITY

By:	/s/ R. Nolan Townsend	By:	/s/ Alice Li
(Signature of an authorized officer)		(Signature of an authorized officer)
Name:	R. Nolan Townsend	Name:	Alice Li
Title:	Chief Executive Officer	Title:	Executive Director
Date:	May 28, 2020	Date:	May 27, 2020

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix A: Inventions

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix B1: Patent Rights

[***]

Appendix B2: Nonexclusive Patent Rights

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix C: Technology

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix D: Convertible Note

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix E: Baseball Arbitration

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix F: Business Plan

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix G: Form of Research Collaboration Agreement

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix H: Development Report

[***]

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix I: Commercialization Report

[***]